UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 31, 2014, Pharmacyclics, Inc. issued three press releases, which announced the following:

•
The trial results of the first Phase III study (RESONATE, PCYC-1112-CA), a head-to-head comparison of IMBRUVICA® (ibrutinib) versus ofatumumab in patients with previously treated chronic lymphocytic leukemia or small lymphocytic lymphoma (CLL/SLL);

•
That IMBRUVICA® (ibrutinib) will be featured in an oral presentation at the 50th Annual Meeting of the American Society of Clinical Oncology (“ASCO”) highlighting long-term responses to treatment, with up to three years of follow up in 132 patients with treatment naive or relapsed/refractory chronic lymphocytic leukemia or small lymphocytic lymphoma (CLL/SLL); and

•
That IMBRUVICA® (ibrutinib) in combination with the anti-CD20 antibody, ofatumumab, showed a Kaplan Meier estimate of continued clinical response at 18 months of 82.5% in heavily pre-treated patients with chronic lymphoma leukemia (CLL), small lymphocytic leukemia (SLL), prolymphocytic leukemia (PLL) and Richters Transformation (RT) and that the results from this study would be presented at ASCO .

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Releases dated May 31, 2014, copies of which are attached hereto as Exhibit 99.1, 99.2 and 99.3, respectively and are incorporated herein by reference.

The following oral presentations related to data from the Phase III PCYC-1112 (RESONATETM) study of single agent IMBRUVICATM (ibrutinib) vs. ofatumumab, an established therapy in relapsed refractory CLL, as well as data from an Independent Efficacy Evaluation of IMBRUVICA after three years of follow-up, were made at ASCO:

•	“Independent Evaluation of Ibrutinib Efficacy 3 Years Post-Initiation of Monotherapy in Patients with Chronic Lymphocytic Leukemia/Small Lymphocytic Leukemia Including Deletion 17p Disease”; and

•	“Randomized Comparison of Ibrutinib Versus Ofatumumab in Relapsed or Refractory Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma: Results From the Phase III RESONATETM Trial”

A copy of the oral presentations are attached hereto as Exhibit 99.4 and Exhibit 99.5, respectively and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1
Press Release dated May 31, 2014 entitled, “IMBRUVICA® (ibrutinib) Significantly Improves Progression Free Survival, Overall Survival and Overall Response as compared to Ofatumumab in Patients with Previously Treated CLL/SLL in its First Phase III study”

99.2	Press Release dated May 31, 2014 entitled, “IMBRUVICA® (ibrutinib) Shows Durable, Long-Term Responses for Patients with CLL”
99.3	Press Release dated May 31, 2014 entitled, “IMBRUVICA® (ibrutinib) Combination with anti CD20 Antibody Shows Compelling Results in Heavily Pretreated Patients with CLL and Related Diseases”
99.4
Oral presentation entitled “Independent Evaluation of Ibrutinib Efficacy 3 Years Post-Initiation of Monotherapy in Patients with Chronic Lymphocytic Leukemia/Small Lymphocytic Leukemia Including Deletion 17p Disease”

99.5
Oral presentation entitled “Randomized Comparison of Ibrutinib Versus Ofatumumab in Relapsed or Refractory Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma: Results From the Phase III RESONATETM Trial”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 5, 2014

PHARMACYCLICS, INC.

By:	/s/ Manmeet S. Soni
Name: Manmeet S. Soni
Title: Chief Financial Officer

EXIBIT INDEX

Exhibit No.	Description
99.1
Press Release dated May 31, 2014 entitled, “IMBRUVICA® (ibrutinib) Significantly Improves Progression Free Survival, Overall Survival and Overall Response as compared to Ofatumumab in Patients with Previously Treated CLL/SLL in its First Phase III study”

99.2	Press Release dated May 31, 2014 entitled, “IMBRUVICA® (ibrutinib) Shows Durable, Long-Term Responses for Patients with CLL”
99.3	Press Release dated May 31, 2014 entitled, “IMBRUVICA® (ibrutinib) Combination with anti CD20 Antibody Shows Compelling Results in Heavily Pretreated Patients with CLL and Related Diseases”
99.4
Oral presentation entitled “Independent Evaluation of Ibrutinib Efficacy 3 Years Post-Initiation of Monotherapy in Patients with Chronic Lymphocytic Leukemia/Small Lymphocytic Leukemia Including Deletion 17p Disease”

99.5
Oral presentation entitled “Randomized Comparison of Ibrutinib Versus Ofatumumab in Relapsed or Refractory Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma: Results From the Phase III RESONATETM Trial”